Exhibit 99.1

XOMA Royalty Announces Closing of Transaction to Acquire Mural Oncology plc

EMERYVILLE, Calif., December 5, 2025, (GLOBE NEWSWIRE) – XOMA Royalty Corporation (“XOMA Royalty”) (Nasdaq: XOMA), the biotech royalty aggregator, today announced it has successfully completed its previously announced acquisition of the entire issued and to be issued share capital of Mural Oncology plc (“Mural”) (Nasdaq: MURA) (the “Acquisition”) pursuant to an Irish High Court sanctioned scheme of arrangement under Chapter 1 of Part 9 of the Companies Act 2014 of Ireland (the “Scheme”). Mural shareholders received $2.035 in cash per share (the “Consideration”).

The Acquisition was approved by Mural shareholders at a special meeting of shareholders convened pursuant to section 450(1) of the Irish Companies Act 2014 and an extraordinary general meeting of shareholders held on October 24, 2025.

The Irish High Court sanctioned the Scheme on December 3, 2025. On December 5, 2025, the Scheme and the Acquisition became effective upon delivery of the court order to the Irish Companies Registration Office.

Prior to the opening of trading on December 5, 2025, all of Mural’s shares will cease trading on Nasdaq, and Mural intends promptly to cause such shares to be delisted from Nasdaq and deregistered under the Securities Exchange Act of 1934, as amended.

Advisors

XOMA Royalty was represented by Gibson, Dunn & Crutcher LLP and Mason Hayes & Curran LLP, who acted as U.S. and Irish legal advisors, respectively. Davy Corporate Finance UC acted as financial advisor to XOMA Royalty. Lucid Capital Markets, LLC acted as exclusive financial advisor to Mural, and Wilmer Cutler Pickering Hale and Dorr LLP and Arthur Cox LLP served as U.S. and Irish legal advisor, respectively, to Mural.

About XOMA Royalty Corporation

XOMA Royalty is a biotechnology royalty aggregator playing a distinctive role in helping biotech companies achieve their goal of improving human health. XOMA Royalty acquires the potential future economics associated with pre-commercial and commercial therapeutic candidates that have been licensed to pharmaceutical or biotechnology companies. When XOMA Royalty acquires the future economics, the seller receives non-dilutive, non-recourse funding they can use to advance their internal drug candidate(s) or for general corporate purposes. XOMA Royalty has an extensive and growing portfolio of assets (asset defined as the right to receive potential future economics associated with the advancement of an underlying therapeutic candidate). For more information about XOMA Royalty and its portfolio, please visit www.xoma.com or follow XOMA Royalty Corporation on LinkedIn.

Forward-Looking Statements/Explanatory Notes

Certain statements contained in this press release are forward-looking statements, including statements regarding the payment and timing of payment of the Consideration to former Mural’s shareholders and the ability and timing of delisting of Mural’s shares. In some cases, you can identify such forward-looking statements by terminology such as “intend,” the negative of these terms or similar expressions. These forward-looking statements are not a guarantee of XOMA Royalty’s performance, and you should not place undue reliance on such statements. These statements are based on assumptions that may not prove accurate, and actual results could differ materially from those anticipated due to certain risks including a delay in the timing of the payment of the Consideration and delisting of Mural’s shares. Other potential risks to XOMA Royalty meeting these expectations are described in more detail in XOMA Royalty’s most recent filings on Form 10-K and Form 10-Q and in other filings with the Securities and Exchange Commission. Any forward-looking statement in this press release represents XOMA Royalty’s beliefs and assumptions only as of the date of this press release and should not be relied upon as representing its views as of any subsequent date. XOMA Royalty disclaims any obligation to update any forward-looking statement, except as required by applicable law.

Statement Required by the Irish Takeover Rules

XOMA Royalty’s board of directors and XRA 5 Corp.’s (“Sub”) board of directors accept responsibility for the information contained in this announcement. To the best of the knowledge and belief of XOMA Royalty’s board of directors and Sub’s board of directors (who have taken all reasonable care to ensure that this is the case), the information contained in this announcement for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Davy Corporate Finance UC, which is authorized and regulated in Ireland by the Central Bank of Ireland, is acting exclusively for XOMA Royalty and no one else in connection with the matters referred to in this announcement and will not be responsible to anyone other than XOMA Royalty for providing the protections afforded to clients of Davy Corporate Finance UC or for providing advice in connection with the matters referred to in this announcement.

Disclosure Requirements of the Irish Takeover Rules

Under Rule 8.3(b) of the Irish Takeover Rules, any person who is, or becomes, “interested” (directly or indirectly) in 1% or more of any class of “relevant securities” of Mural must disclose all “dealings” in such “relevant securities” during the “offer period”. The disclosure of a “dealing” in “relevant securities” by a person to whom Rule 8.3(b) applies must be made by no later than 3:30 pm (U.S. Eastern Time) on the “business day” following the date of the relevant “dealing”. A dealing disclosure must contain the details specified in Rule 8.6(b) of the Irish Takeover Rules, including details of the dealing concerned and of the person’s interests and short positions in any “relevant securities” of Mural.

Under Rule 8.1, all “dealings” in “relevant securities” of Mural by a bidder, or by any party acting in concert with a bidder, must also be disclosed by no later than 12:00 noon (U.S. Eastern Time) on the “business day” following the date of the relevant “dealing”.

If two or more persons co-operate on the basis of an agreement, either express or tacit, either oral or written, to acquire an “interest” in “relevant securities” of Mural, they will be deemed to be a single person for the purpose of Rule 8.3(a) and (b) of the Irish Takeover Rules.

A disclosure table, giving details of the companies in whose “relevant securities” dealing disclosures should be made, can be found on the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie.

“Interests in securities” arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an “interest” by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks in this section are defined in the Irish Takeover Rules, which can also be found on the Irish Takeover Panel’s website.

If you are in any doubt as to whether or not you are required to disclose a “dealing” under Rule 8, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel on telephone number +353 1 678 9020.

EXPLANATORY NOTE: Any references to “portfolio” in this press release refer strictly to milestone and/or royalty rights associated with a basket of drug products in development. Any references to “assets” in this press release refer strictly to milestone and/or royalty rights associated with individual drug products in development.

Publication on a Website

In accordance with Rule 26.1 of the Irish Takeover Rules, a copy of this announcement will be available on XOMA Royalty’s website at https://xoma.com/mosaic no later than 12:00 noon (U.S. Eastern Time) on the business day following publication of this announcement. Neither the content of the website referred to in this announcement nor the content of any other websites accessible from hyperlinks on such website is incorporated into, or forms part of, this announcement.

XOMA Royalty Investor Contact	XOMA Royalty Media Contact

Juliane Snowden	Kathy Vincent

XOMA Royalty Corporation	KV Consulting & Management

+1 646-438-9754	kathy@kathyvincent.com

juliane.snowden@xoma.com